SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2009

STATION CASINOS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 495-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01.  OTHER EVENTS

ITEM 8.01. OTHER EVENTS

Station Casinos, Inc. (the “Company”) is herein providing updated audited consolidated financial statements for the three years ended December 31, 2007.  No changes or modifications have been made to these financial statements, with the exception of recent events related to the Company’s financing plans and debt covenants, which have been included in Note 22 “Recent Events.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Note applicable

(b)  Not applicable

(c)  Not applicable

(d)  Exhibits

23.1 Consent of Ernst & Young LLP

99.1 Financial Statements of Station Casinos, Inc.

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Stockholders’ Equity (Deficit)

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Station Casinos, Inc.

Date: February 3, 2009	By:	/s/ Thomas M. Friel
Thomas M. Friel
Executive Vice President, Chief Accounting Officer and Treasurer